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                                                                  EXHIBIT 10.4.3

This Instrument prepared by:

Dawn Helms Sharff, Esq.
Walston, Wells, Anderson & Bains, LLP
505 20th Street North, Suite 500
Birmingham, AL 35203
205-251-9600

STATE OF NORTH CAROLINA    )

MECKLENBURG COUNTY         )

                       DEED OF TRUST, SECURITY AGREEMENT
                       AND ASSIGNMENT OF RENTS AND LEASES

                  THIS Deed of Trust, Security Agreement and Assignment of Rents and Leases (the "deed of trust") is made and entered into as of this 21st day of February, 2002, by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership authorized to do business in North Carolina as Roberts Properties Residential, Limited Partnership (the "Mortgagor"), whose address for notice purposes is 8010 Roswell Road, Suite 120, Atlanta, Georgia 30350, in favor of L. HUNTER MEACHAM, JR. of Fidelity National Title Insurance Company, 201 South Tryon Street, Suite 1450, Charlotte, NC 28202 (the "Trustee"), for the benefit of AMSOUTH BANK, an Alabama banking corporation (the "Beneficiary") whose address is P.O. Box 11007, Birmingham, Alabama 35288, Attention:
Commercial Real Estate Loan Department.

                                    RECITALS

                  A. The Mortgagor is, or hereafter shall be, justly indebted to the Beneficiary in the aggregate principal amount of $24,000,000, as evidenced by a promissory note of even date herewith, in the principal amount of $24,000,000, which note bears interest as provided therein (the "Note").

                  B. To secure the Note, and to induce the Beneficiary to extend credit to the Mortgagor on the strength of the security provided by this deed of trust and convey the property described herein to the Beneficiary as hereinafter set forth, the Mortgagor has agreed to execute and deliver this deed of trust to the Trustee for the benefit of the Beneficiary.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above Recitals, and to secure the payment of the following (hereinafter collectively referred to as the "Debt"):

                  (1) the payment of the debt evidenced by the Note, and interest thereon and any and every extension, renewal and modification thereof, or of any part thereof, and all interest on all such extensions, renewals and modifications;


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                  (2)      all indebtedness, obligations and liabilities of the
         Mortgagor to the Beneficiary with regard to any interest rate swap or interest rate hedge agreement (or other similar derivative product) now existing or hereafter executed that is related to the Note; and

                  (3) the compliance with all of the stipulations, covenants, agreements, representations, warranties and conditions contained in this deed of trust;

the Mortgagor does hereby grant, bargain, sell, convey and confirm unto the Trustee, its successors and assigns in trust, the property and interests in property described in the following Granting Clauses A through E, both inclusive, and does grant to the Trustee a security interest in said property and interests in property:

         A. The real estate described on Exhibit A attached hereto and made a part hereof (the "Real Estate") and all improvements, structures, buildings and fixtures now or hereafter situated thereon (the "Improvements").

         B. All permits, easements, licenses, rights-of-way, contracts, privileges, immunities, tenements and hereditaments now or hereafter pertaining to or affecting the Real Estate or the Improvements.

         C.                (i)      All leases, written or oral, and all
                  agreements for use or occupancy of any portion of the Real Estate or the Improvements with respect to which the Mortgagor is the lessor, including but not limited to any existing leases, any and all extensions and renewals of said leases and agreements and any and all further leases or agreements, now existing or hereafter made, including subleases thereunder, upon or covering the use or occupancy of all or any part of the Real Estate or the Improvements (all such leases, subleases, agreements and tenancies heretofore mentioned, being hereinafter collectively referred to as the "Leases");

                           (ii) any and all guaranties of the lessee's and any sublessee's performance under any of the Leases;

                           (iii) the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which the Mortgagor may now or shall hereafter (including during the period of redemption, if any) become entitled or may demand or claim, arising or issuing from or out of the Leases or from or out of the Real Estate or any of the Improvements, or any part thereof, including but not limited to, minimum rents, additional rents, percentage rents, common area maintenance charges, parking charges, tax and insurance premium contributions, and liquidated damages following default, the premium payable by any lessee upon the exercise of any cancellation privilege provided for in any of the Leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Real Estate or the Improvements, together with any and all rights and claims of any kind that the Mortgagor may have against any such lessee


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                  under the Leases or against any subtenants or occupants of the
                  Real Estate or any of the Improvements, all such moneys, rights and claims in this paragraph described being hereinafter referred to as the "Rents"; provided, however, so long as no Event of Default has occurred, the Mortgagor shall have the right under a license granted hereby to collect, receive and retain the Rents (but not prior to accrual thereof); and

                           (iv) any award, dividend or other payment made hereafter to the Mortgagor in any court procedure involving any of the lessees under the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court and any and all payments made by lessees in lieu of rent. The Mortgagor hereby appoints the Trustee as the Mortgagor's irrevocable attorney in fact to appear in any action and/or to collect any such award, dividend or other payment.

         D. All building materials, equipment, fixtures, tools, apparatus and fittings of every kind or character now owned or hereafter acquired by the Mortgagor for the purpose of, or used or useful in connection with, the Improvements, wherever the same may be located, including, without limitation, all lumber and lumber products, bricks, stones, building blocks, sand, cement, roofing materials, paint, doors, windows, hardware, nails, wires, wiring, engines, boilers, furnaces, tanks, motors, generators, switchboards, elevators, escalators, plumbing, plumbing fixtures, air-conditioning and heating equipment and appliances, electrical and gas equipment and appliances, stoves, refrigerators, dishwashers, hot water heaters, garbage disposers, trash compactors, other appliances, carpets, rugs, window treatments, lighting, fixtures, pipes, piping, decorative fixtures, and all other building materials, equipment and fixtures of every kind and character used or useful in connection with the Improvements.

         E. Any and all other real or personal property of every kind and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred to the Trustee or the Beneficiary, or in which the Beneficiary is granted a security interest, as and for additional security hereunder by the Mortgagor, or by anyone on behalf of, or with the written consent of, the Mortgagor.

(All of the property and interests in property described in the foregoing Granting Clauses A through E, both inclusive, are herein sometimes collectively called the "Property". The personal property described in Granting Clause D and all other personal property covered by this deed of trust are herein sometimes collectively called the "Personal Property".)

                  SUBJECT, HOWEVER, to the easements, rights-of-way and other exceptions described on Exhibit B hereto ("Permitted Exceptions").

                  To have and to hold the Property unto the Trustee, its successors and assigns in fee simple forever, but upon the trust and for the uses and purposes hereinafter set forth.


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                  This deed of trust is executed and delivered in part to secure future advances which may be made by the Beneficiary in conjunction with the Debt. The amount of present obligations secured hereby is "________" and No/100 Dollars ($__________), and the maximum principal amount secured hereby including such present obligations and future advances is Twenty-Four Million and No/100 Dollars ($24,000,000). The period within which the future advances may be made hereunder will expire fifteen (15) years from the date hereof, and the making of such future advances is "obligatory" as that term is used in ss. 45-70 of the General Statutes of North Carolina.

                  1. Warranties of Title. The Mortgagor covenants with the Beneficiary and Trustee, their respective successors and assigns, that the Mortgagor is lawfully seized in fee simple of the Real Estate and the rest of the Property to the extent it constitutes Real Estate and is the lawful owner of, and has good title to, the Personal Property, Improvements and other Property and has a good right to sell and convey the Property as aforesaid; that the Property is free of all encumbrances, unless otherwise provided hereinbefore as Permitted Exceptions; and that the Mortgagor will warrant and forever defend the title to the Property unto the Beneficiary and Trustee, their respective successors and assigns, against the lawful claims of all persons.

                  2. Maintenance of Lien Priority. The Mortgagor shall take all steps necessary to preserve and protect the validity and priority of the liens on, security interests in, and assignment of, the Property created hereby. The Mortgagor shall execute, acknowledge and deliver such additional instruments as the Beneficiary may deem necessary in order to preserve, protect, continue, extend or maintain the liens, security interests and assignments created hereby as first liens on, security interests in, and assignments of, the Property, except as otherwise permitted under the terms of this deed of trust. All costs and expenses incurred in connection with the protection, preservation, continuation, extension or maintaining of the liens, security interests and assignments hereby created shall be paid by the Mortgagor.

                  3.       Representations and Warranties Related to Rents and
Leases.

                  (a) The Mortgagor has good title to the Rents and Leases hereby assigned and good right to assign the same, and no other person, corporation or entity has any right, title or interest therein.

                  (b) The Mortgagor has not previously sold, assigned, transferred, mortgaged or pledged the Leases or the Rents, whether now due or hereafter to become due.

                  (c) No Rents due for any period subsequent to the month next succeeding the date of this deed of trust have been collected, and no payment of any of the Rents has otherwise been anticipated, waived, released, discounted, set-off or otherwise discharged or compromised, other than as occurring in the ordinary course of business.

                  (d) The Mortgagor has not received any funds or deposits from any lessee in excess of one month's rent for which credit has not already been made on account of accrued rents.


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                  4.       Covenants To Pav Liens and Maintain Insurance. For
the purpose of further securing the payment of the Debt, the Mortgagor agrees to: (a) pay all taxes, assessments, and other liens taking priority over this deed of trust (hereinafter jointly called "Liens"), and if default is made in the payment of the Liens, or any part thereof, the Beneficiary, at its option, may pay the same; and (b) keep the Property continuously insured (or cause the Property to be so continuously insured), in such manner and with such companies as may be satisfactory to the Beneficiary, against loss by flood (to the extent allowed by law, if the Property is located in a flood-prone area), fire, windstorm, vandalism and malicious mischief and other perils usually covered by a fire insurance policy with standard extended coverage endorsement, with loss, if any, payable (pursuant to loss payable clauses in form and content satisfactory to the Beneficiary) to the Beneficiary, as its interests may appear. During construction of the Improvements, said insurance requirement may be satisfied by an acceptable builder's risk insurance policy maintained by either the Mortgagor or the Mortgagor's general contractor. To the extent allowed by law, such insurance shall be in an amount at least equal to the full insurable value of the Personal Property and Improvements unless the Beneficiary agrees in writing that such insurance may be in a lesser amount. A copy of the insurance policy and all replacements therefor, shall be delivered to, and held by, the Beneficiary until the Debt is paid in full. The insurance policy and all replacements therefor must provide that they may not be canceled without the insurer's giving at least thirty (30) days' prior written notice of such cancellation to the Beneficiary. So long as no Improvements are located on the Real Estate, fire and casualty insurance are waived.

                  5. Assignment of Insurance Policies, etc. The Mortgagor hereby assigns and pledges to the Beneficiary and Trustee, as further security for the payment of the Debt, each and every policy of hazard insurance now or hereafter in effect which insures the Property, or any part thereof (including without limitation the Personal Property and Improvements, or any part thereof), together with all right, title and interest of the Mortgagor in and to each and every such policy, including, but not limited to, all the Mortgagor's right, title and interest in and to any premiums paid on each such policy, including all rights to return premiums. If the Mortgagor fails to keep the Property insured as specified above then, at the election of the Beneficiary and without notice to any person, the Beneficiary may, but shall not be obligated to, insure the Property for its full insurable value (or for such lesser amount as the Beneficiary may wish) against such risks of loss and for its own benefit. In the event of a loss, the proceeds from such insurance shall be paid to the Beneficiary and (after reimbursement to the Beneficiary for any costs and expenses incurred by the Beneficiary in collecting same) remitted to the Mortgagor for restoration of and repairs to the Property, in accordance with the Beneficiary's standard construction loan procedures unless either (i) the casualty or loss occurs within one (1) year from the maturity date of the Note or (ii) the loss represents more than 75% of the value of the Improvements, in which case the proceeds from the insurance (less the costs of collecting the same) may be credited against the Debt, at the election of the Beneficiary. The ability of the Mortgagor to receive the insurance proceeds, as set forth in the preceding sentence, shall be contingent on there being no Event of Default that is continuing and the Mortgagor's possessing all insurance for the Property required by the Beneficiary, specifically including coverage for loss of rents. To the extent allowed by law, all amounts spent by the Beneficiary for insurance or for the payment of Liens shall become a debt due by the Mortgagor to the Beneficiary and at once payable, without demand upon, or notice to, the Mortgagor, and shall be secured by this deed of trust, and shall bear interest at the rate of interest set forth in the Note, or such lesser rate of interest


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as shall then be the maximum amount permitted by law, from the date of payment by the Beneficiary until paid by the Mortgagor.

                  6. Assignment of Condemnation Proceeds, etc. As further security for the Debt and the full and complete performance of each and every obligation, covenant, agreement and duty of the Mortgagor contained herein, and to the extent of the full amount of the Debt secured hereby and of the costs and expenses (including reasonable attorney's fees) incurred by the Trustee and Beneficiary in the collection of any award or payment, the Mortgagor hereby assigns to the Trustee and Beneficiary any and all awards or payments, including all interest thereon, together with the right to receive the same, that may be made to the Mortgagor with respect to the Property as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade or of any street or (c) any other injury to or decrease in value of the Property. In the event of such an award or payment, the proceeds of such award shall be paid to the Beneficiary and (after reimbursement to the Beneficiary for any costs and expenses incurred by the Beneficiary in collecting same) remitted to the Mortgagor if needed for restoration of or repairs to the Property, in accordance with the Beneficiary's standard construction loan procedures unless either (i) the award or payment is made within one (1) year from the maturity date of the Note or (ii) more than 25% of the Property is taken as a result of such eminent domain or other proceeding, in which case the proceeds from such award (less the costs of collecting the same) may be credited against the Debt, at the election of the Beneficiary. The ability of the Mortgagor to receive the proceeds of any such award, as set forth in the preceding sentence, shall be contingent on there being no Event of Default that is continuing and the Mortgagor's possessing all insurance for the Property required by the Beneficiary, specifically including coverage for loss of rents.

                  7. Covenant Against Waste. The Mortgagor agrees to take good care of the Real Estate and all Improvements and Personal Property and not to commit or permit any waste thereon, and at all times to maintain such Improvements and Personal Property in as good condition as they now are, reasonable wear and tear excepted.

                  8.       Hazardous Substances.

                  (a) Except for the hazardous materials and substances and the use thereof required to operate and maintain the Improvements and materials and substances typically located in garden-style apartment communities (so long as such materials and substances are maintained and stored in compliance with all applicable federal, state and local statutory and regulatory environmental requirements), the Mortgagor shall not make, store, use, treat, release or dispose of any hazardous substances, pollutants or other contaminants ("Prohibited Substances") on or under the Real Estate. If any such Prohibited Substances are nonetheless made, stored, used, treated, released, disposed of or found to exist on or under the Real Estate, the Mortgagor shall give immediate written notice to the Beneficiary of such occurrence or existence. If the Mortgagor fails to keep the Real Estate or Improvements free of such Prohibited Substances, the Beneficiary may, but shall not be obligated to, do or cause to be done such acts as are necessary or desirable in the Beneficiary's opinion to test for, remove and dispose of such Prohibited Substances. All amounts spent by the Beneficiary for the testing, removal and disposal of such Prohibited Substances and the return of the Real Estate and Improvements to a condition free of Prohibited Substances to the extent necessary to comply with


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applicable law shall become a debt due by the Mortgagor to the Beneficiary and at once payable, without demand or notice, and shall become a part of the Debt secured by this deed of trust, to bear interest as provided in the Note from the date of payment by the Beneficiary until paid by the Mortgagor.

                  (b) The Mortgagor hereby warrants that (i) there are no civil, criminal or administrative environmental proceedings involving the Real Estate that are pending or to the Mortgagor's knowledge threatened; (ii) the Mortgagor knows of no facts or circumstances that might give rise to such a proceeding in the future; (iii) to the Mortgagor's knowledge, the Real Estate is in compliance with all applicable federal, state and local statutory and regulatory environmental requirements; and (iv) to the Mortgagor's knowledge, the Real Estate is free from any and all "hazardous substances," "pollutants" and other "contaminants," as those terms are defined in the federal Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") and rules and regulations thereunder. The Mortgagor shall give immediate written notice to the Beneficiary of any actual or threatened "release" (as defined in CERCLA and rules and regulations thereunder) of such substances on or from the Real Estate or any portion thereof at any time during or preceding the Mortgagor's ownership of the Real Estate. The Mortgagor shall indemnify and hold the Beneficiary and Trustee harmless from and against all loss, damages, fines, penalties, liability and expenses (including but not limited to reasonable attorneys' fees and costs of investigation and litigation) caused by or in any manner resulting from such substances on or under the Real Estate or any portion thereof at any time during or preceding the Mortgagor's ownership of the Real Estate. The indemnity provisions of this paragraph 8 shall survive the satisfaction of this deed of trust and shall continue in full force and effect notwithstanding the payment of the Debt in full for claims arising during or preceding the Mortgagor's ownership of the Real Estate.

                  9. Covenants Related to Rents and Leases. The Mortgagor covenants and agrees that the Mortgagor shall:

                  (a) observe, perform and discharge all obligations, covenants and warranties provided for under the terms of the Leases to be kept, observed and performed by the Mortgagor, and shall give prompt notice to the Beneficiary in the event the Mortgagor fails to observe, perform and discharge the same;

                  (b) enforce or secure in the name of the Beneficiary the performance of each and every obligation, term, covenant, condition and agreement to be performed by any lessee under the terms of the Leases;

                  (c) appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the Mortgagor and any lessee thereunder, and, upon request by the Beneficiary to do so in the name and on behalf of the Beneficiary but at the expense of the Mortgagor, and to pay all costs and expenses of the Beneficiary, including reasonable attorneys' fees, in any action or proceeding in which the Beneficiary may appear;


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                  (d)      except in the ordinary course of the apartment
leasing business, not receive or collect any Rents from any present or future lessee of the Real Estate or any of the Improvements, or any part thereof, for a period of more than one month in advance, or pledge, transfer, mortgage or otherwise encumber or assign future payments of the Rents;

                  (e) except in the ordinary course of the apartment leasing business, not waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge any lessee of the Real Estate or any of the Improvements of and from any obligations, covenants, conditions and agreements by said lessee to be kept, observed and performed, including the obligation to pay rent in the manner and at the place and time specified in any Lease;

                  (f) except in the ordinary course of the apartment leasing business, not cancel, terminate or consent to any surrender of any Lease, or modify or in any way alter the terms thereof without, in each such instance, the prior written consent of the Beneficiary;

                  (g) lease the Property only under arms length leases for a rental rate, which, in the Mortgagor's best judgment, represents a fair market rental rate;

                  (h) promptly upon the request of the Beneficiary, furnish the Beneficiary with a current rent roll; and

                  (i) promptly upon the execution by the Mortgagor of any future Lease not pertaining to the leasing by a tenant for an apartment unit,
(i) furnish the Beneficiary with the name and address of the lessee thereunder, the term of such Lease and a description of the premises covered thereby and, upon request of the Beneficiary, a copy of such Lease, and (ii) execute all such further assignments of such Lease and the Rents therefrom as the Beneficiary may require.

                  10. Covenant Against Sale, Lease or Transfer, etc. Notwithstanding any other provision of this deed of trust or the Note, if the Real Estate or the Improvements, or any part thereof, or any interest therein, is sold, leased (other than in the ordinary course of business), conveyed or transferred, without the Beneficiary's prior written consent, or if the Real Estate or the Improvements, or any part thereof, or any interest therein, becomes subject to any additional lien, deed of trust, mortgage or other encumbrance, either voluntarily or involuntarily, without the Beneficiary's prior written consent, the Beneficiary may, at its sole option: (a) declare the Debt immediately due and payable in full; or (b) require the payment, after the date of such sale, lease, conveyance or transfer, of a higher rate of interest on the unpaid principal portion of the Debt as a condition to not exercising such option to accelerate the Debt, whether such rights be exercised by the Beneficiary to obtain a higher rate of interest on the Debt or to protect the security of mortgage. Notwithstanding anything to the contrary set forth in this paragraph 10, the Mortgagor shall be permitted to convey the Real Estate and Improvements to Roberts Realty Investors, Inc. in certain circumstances, as described in Section 5.04 of the Loan Agreement.

                  11. Defeasance. This deed of trust is made upon the condition that if the Debt, as defined in this deed of trust, is paid in full, and if the Mortgagor reimburses the Beneficiary and Trustee for any amounts the Beneficiary and Trustee have paid in respect of Liens or insurance


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premiums, and interest thereon, and fulfills all of its other obligations under this deed of trust, this conveyance shall be null and void.

                  12. Events of Default. The Mortgagor shall be deemed in default hereunder upon the occurrence of any of the following events ("Events of Default"): (a) if a default occurs under the terms of the Note or the Loan Agreement between Mortgagor and Beneficiary dated of even date and such default continues after any applicable notice and right to cure; or (b) if the interest of the Beneficiary in any of the Property becomes endangered by reason of the enforcement of any prior lien or encumbrance thereon; or (c) if any law is passed imposing, or authorizing the imposition of, any specific tax upon this deed of trust or the Debt or permitting or authorizing the deduction of any such tax from the principal of, or interest on, the Debt, or by virtue of which any tax, lien or assessment upon the Property shall be chargeable against the owner of this deed of trust and the Mortgagor does not promptly pay such tax or assessment; provided, however, that if the Mortgagor is prohibited by law from so paying such tax or assessment, an Event of Default shall not be deemed to have occurred hereunder unless the Mortgagor, within six (6) months from the date such law is passed, has not paid the Debt in full.

                  13.      Rights and Remedies upon Default.

                  (a) Acceleration of Debt. Upon the occurrence of an Event of Default or at any time thereafter, the Beneficiary may at its option and with notice to the Mortgagor, declare all or any part of the Debt immediately due and payable, whereupon all such Debt shall forthwith become due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Mortgagor, and the Beneficiary may immediately enforce payment of all such amounts and may exercise any or all of its rights and remedies under this deed of trust, the Note and applicable law. The Mortgagor also waives any and all rights the Mortgagor may have to a hearing before any judicial authority prior to the exercise by the Beneficiary of any of its rights under this deed of trust, the Note, and applicable law.

                  (b) Access to Property; Operation of Property by Beneficiary. Upon the occurrence of an Event of Default or at any time thereafter, in addition to all other rights herein conferred on the Beneficiary, the Beneficiary (or any person, firm or corporation designated by the Beneficiary) may, but will not be obligated to, enter upon and without taking possession thereof, inspect or cause to be inspected, the Property, including testing for hazardous substances, and/or to take possession of any or all of the Property, exclude the Mortgagor therefrom, and hold, use, administer, manage and operate the same to the extent that the Mortgagor could do so, without any liability to the Mortgagor resulting therefrom; and the Beneficiary may collect, receive and receipt for all proceeds accruing from such operation and management, make repairs and purchase needed additional property, and exercise every power, right and privilege of the Mortgagor with respect to the Property.

                  (c) Judicial Proceedings; Right to Receiver. Upon the occurrence of an Event of Default or at any other time thereafter the Beneficiary, in lieu of, or in addition to, exercising the power of sale hereinafter given, may proceed by suit by the Trustee to foreclose its lien on, security interest in, and assignment of, the Property, to sue the Mortgagor for damages on account of or


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arising out of said default or breach, or for specific performance of any provision contained herein, or to enforce any other appropriate legal or equitable right or remedy. The Beneficiary shall be entitled, as a matter of right, upon bill filed or other proper legal proceedings being commenced for the foreclosure of this deed of trust, to the appointment by any competent court or tribunal, without notice to the Mortgagor or any other party, of a receiver of the rents, issues and profits of the Property, with power to lease and control the Property and with such other powers as may be deemed necessary.

                  (d) Foreclosure Sale. If the Mortgagor shall pay the Note secured hereby in accordance with its terms, together with interest thereon, and any renewals or extensions thereof in whole or in part, all other sums secured hereby and shall comply with all of the covenants, terms and conditions of this deed of trust then this conveyance shall be null and void and may be canceled of record at the request and the expense of the Mortgagor. If, however, there shall be any Event of Default, then, without further notice, it shall be lawful for and the duty of the Trustee, upon request of the Beneficiary, to sell the land herein conveyed at public auction for cash, after having first giving such notice of hearing as to commencement of foreclosure proceedings and obtained such findings or leave of court as may then be required by law and giving such notice and advertising the time and place of such sale in such manner as may then be provided by law, and upon such and any resales and upon compliance with the law then relating to foreclosure proceedings under the power of sale to convey title to the purchaser in as full and ample manner as the Trustee is empowered. The Trustee shall be authorized to retain an attorney to represent him in such proceedings.

         The proceeds of the sale shall after the Trustee retains his commission, together with reasonable attorneys fees incurred by the Trustee in such proceeding, be applied to the costs of sale, including, but not limited to, costs of collection, taxes, assessments, costs of recording, service fees and incidental expenditures, the amount due on the Note hereby secured and advancements and other sums expended by the Beneficiary according to the provisions hereof and otherwise as required by the existing law relating to foreclosures. Notwithstanding any provision to the contrary in this deed of trust, the Trustee's commission shall be limited to reasonable trustee's fees actually incurred (based on the actual number of hours worked by Trustee, at Trustee's usual and customary hourly rate then in effect) and Trustee's actual out-of-pocket expenses, without regard to any statutory presumption. The Beneficiary, its successors and assigns, may bid at any sale or sales had under the terms of this deed of trust and may purchase the Property, or any part thereof, if the highest bidder therefor. The purchaser at any such sale or sales shall be under no obligation to see to the proper application of the purchase money. At any foreclosure sale, any part or all of the Property, real, personal or mixed, may be offered for sale in parcels or en masse for one total price, the proceeds of any such sale en masse to be accounted for in one account without distinction between the items included therein or without assigning to them any proportion of such proceeds, the Mortgagor hereby waiving the application of any doctrine of marshalling or like proceeding. In case the Beneficiary, in the exercise of the power of sale herein given, elects to sell the Property in parts or parcels, sales thereof may be held from time to time, and the power of sale granted herein shall not be fully exercised until all of the Property not previously sold shall have been sold or all the Debt secured hereby shall have been paid in full.

                  (e) Personal Property and Fixtures. Upon the occurrence of an Event of Default or at any time thereafter, the Beneficiary shall have and may exercise with respect to the Personal Property and fixtures included in the Property (the "Collateral") all rights, remedies and powers of a secured party under the North Carolina Uniform Commercial Code with reference to the Collateral or any other items in which a security interest has been granted herein, including, without limitation, the right and power to sell at public or private sale or sales or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner to the fullest extent authorized or permitted under the North Carolina Uniform Commercial Code after default hereunder, without regard to preservation of the Collateral or its value and without the necessity of a court order. The Beneficiary shall have, among other rights, the right to take possession of the Collateral and to enter upon any premises where the same may be situated for the purpose of repossessing the same without being guilty of trespass and without liability for damages occasioned thereby and to take any action deemed appropriate or desirable by the Beneficiary; at its option and its sole discretion, to repair, restore or otherwise prepare the Collateral for sale, lease or other use or disposition. At the Beneficiary's request, the Mortgagor shall assemble the Collateral and make the Collateral available to the Beneficiary at any place designated by the Beneficiary. To the extent permitted by law, the Mortgagor expressly waives any notice of sale or any other disposition of the Collateral and any rights or remedies of the Beneficiary with respect to, and the formalities prescribed by law relative to, the sale or disposition of the Collateral or to the exercise of any other right or remedy of the Beneficiary existing after default. To the extent that such notice is required and cannot be waived, the Mortgagor agrees that if such notice is given to the Mortgagor in accordance with the provisions of paragraph 26 below, at least five (5) days before the time of the sale or other disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving said notice.

                  The Mortgagor agrees that the Beneficiary through the Trustee may proceed to sell or dispose of both the real and personal property comprising the Property in accordance with the rights and remedies granted under this deed of trust with respect to the real property covered hereby. The Mortgagor hereby grants the Trustee the right, at its option after default hereunder, to transfer at any time to itself or its nominee the Collateral or any part thereof and to receive the monies, income, proceeds and benefits attributable to the same and to hold the same as Collateral or to apply it on the Debt in such order and amounts and manner as the Beneficiary may elect. The Mortgagor covenants and agrees that all recitals in any instrument transferring, assigning, leasing or making other disposition of the Collateral or any part thereof shall be full proof of the matters stated therein and no other proof shall be required to establish the legal propriety of the sale or other action taken by the Beneficiary and that all prerequisites of sale shall be presumed conclusively to have been performed or to have occurred.

                  (f) Rents and Leases. Upon the occurrence of an Event of Default or at any time thereafter:

                  (i) The Trustee, at the option of the Beneficiary, shall have the right, power and authority to exercise and enforce any or all of the following rights and remedies with respect to Rents and Leases:

                  (A) to terminate automatically, without the necessity of taking any action, the license granted to the Mortgagor in Granting Clause C(iii) hereof to collect the Rents, and, without taking possession, in the Trustee's own name to demand, collect, receive, sue for, attach and levy the Rents, to give proper receipts, releases and acquittances therefor, and after deducting all necessary and reasonable costs and expenses of collection, including reasonable attorney's fees, to apply the net proceeds thereof to the Debt in such order and amounts as the Beneficiary may choose (or hold the same in a reserve as security for the Debt);

                  (B) without regard to the adequacy of the security, with or without any action or proceeding, through any person or by agent, or by a receiver to be appointed by court, to enter upon, take possession of, manage and operate the Property or any part thereof for the account of the Mortgagor, make, modify, enforce, cancel or accept surrender of any Lease, remove and evict any lessee or sublessee, increase or reduce rents, decorate, clean and make repairs, and otherwise do any act or incur any cost or expenses the Trustee or Beneficiary shall deem proper to protect the security hereof, as fully and to the same extent as the Mortgagor could do if in possession, and in such event to apply any funds so collected to the operation and management of the Property (including payment of reasonable management, brokerage and attorney's fees) and payment of the Debt in such order and amounts as the Beneficiary may choose (or hold the same in reserve as security for the Debt); and

                  (C) to take whatever legal proceedings may appear necessary or desirable to enforce any obligation or covenant or agreement of the Mortgagor under this deed of trust.

                  (ii) The collection of the Rents and application thereof (or holding thereof in reserve) as aforesaid or the entry upon and taking possession of the Property or both shall not cure or waive any default or waive, modify or affect any notice of default under this deed of trust, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by the Trustee or Beneficiary, once exercised, shall continue for so long as the Trustee or Beneficiary shall elect, notwithstanding that the collection and application aforesaid of the Rents may have cured the original default. If the Beneficiary shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

                  (g) Application of Proceeds. All payments received by the Beneficiary as proceeds of the Property, or any part thereof, as well as any and all amounts realized by the Beneficiary in connection with the enforcement of any right or remedy under or with respect to this deed of trust, shall be applied by the Beneficiary as follows: (i) to the payment of all necessary expenses incident to the execution of any foreclosure sale or sales or other remedies under this deed of trust, including reasonable attorneys' fees as provided herein and in the Note, (ii) to the payment in full of any of the Debt that is then due and payable (including without limitation principal, accrued interest and all other sums secured hereby) and to the payment of attorneys' fees as provided herein and in the Note, (iii) to a cash collateral reserve fund to be held by the Beneficiary in an amount equal to, and as security for, any of the Debt that is not then due and payable, and (iv) the remainder, if any, shall be paid to the Mortgagor or such other person or persons as may be entitled thereto by law, after deducting therefrom the cost of ascertaining their identity.

                  (h) Multiple Sales. Upon the occurrence of an Event of Default or at any time thereafter, the Beneficiary shall have the option to proceed with foreclosure, either through the courts or by proceeding with foreclosure as provided for in this deed of trust, but without declaring the whole Debt due. Any such sale may be made subject to the unmatured part of the Debt secured by this deed of trust, and such sale, if so made, shall not in any manner affect the unmatured part of the Debt secured by this deed of trust, but as to such unmatured part of the Debt this deed of trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made under the provisions of this paragraph without exhausting the right of sale for any remaining part of the Debt whether then matured or unmatured, the purpose hereof being to provide for a foreclosure and sale of the Property for any matured part of the Debt without exhausting any power of foreclosure and the power to sell the Property for any other part of the Debt, whether matured at the time or subsequently maturing.

                  (i) Waiver of Appraisement Laws. The Mortgagor waives, to the fullest extent permitted by law, the benefit of all laws now existing or hereafter enacted providing for (i) any appraisement before sale of any portion of the Property (commonly known as appraisement laws), or (ii) any extension of time for the enforcement of the collection of the Debt or any creation or extension of a period of redemption from any sale made in collecting the Debt (commonly known as stay laws and redemption laws).

                  (j) Prerequisites of Sales. In case of any sale of the Property as authorized by this paragraph 13, all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder all statements of facts, or other recitals therein made, as to the nonpayment of any of the Debt or as to the advertisement of sale, or the time, place and manner of sale, or as to any other fact or thing, shall be taken in all courts of law or equity as prima facie evidence that the facts so stated or recited are true.

                  14. Collection Costs. The Mortgagor agrees to pay all costs, including reasonable attorneys' fees, incurred by the Trustee and Beneficiary in collecting or securing, or attempting to collect or secure, the Debt, or any part thereof, or in defending or attempting to defend the priority of this deed of trust against any Lien on the Property, unless this deed of trust is herein expressly made subject to any such Lien; and/or all costs incurred in the foreclosure of this deed of trust, either under the power of sale contained herein, or by virtue of the decree of any court of competent jurisdiction. The full amount of such costs incurred by the Trustee and Beneficiary shall be a part of the Debt and shall be secured by this deed of trust.

                  15. No Obligations with Respect to Leases. Neither the Trustee nor Beneficiary shall by virtue of this deed of trust or otherwise assume any duties, responsibilities, liabilities or obligations with respect to Leases, the Improvements, the Personal Property, the Real Estate or any of the other Property (unless expressly assumed by the Trustee or Beneficiary under a separate agreement in writing), and this deed of trust shall not be deemed to confer on the Trustee or Beneficiary any duties or obligations that would make the Trustee or Beneficiary directly or derivatively liable for any person's negligent, reckless or wilful conduct. The Mortgagor agrees to defend, indemnify and save harmless the Trustee and Beneficiary from and against any and all claims, causes of action and judgments relating to the Mortgagor's performance of its duties, responsibilities and obligations under Leases and with respect to the Real Estate, the Improvements, the Personal Property, or any of the other Property, except as such claims, causes of action and judgments are caused solely by the gross negligence or willful misconduct of the Beneficiary or the Trustee.

                  16. Construction of Deed of Trust. This deed of trust is and may be construed as a deed of trust, mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the assignment and security interest created hereby and the purposes and agreements herein set forth.

                  17. Successors and Assigns. All covenants and agreements herein made by the undersigned shall bind the undersigned and the successors and assigns of the undersigned; and every option, right and privilege herein reserved or secured to the Trustee and the Beneficiary shall inure to the benefit of the Trustee's and Beneficiary's respective heirs, successors and assigns.

                  18. Waiver and Election. The exercise by the Beneficiary of any option given under the terms of this deed of trust shall not be considered as a waiver of the right to exercise any other option given herein, and the filing of a suit to foreclose the lien, security interest and assignment granted by this deed of trust, either on any matured portion of the Debt or for the whole of the Debt, shall not be considered an election so as to preclude foreclosure under power of sale after a dismissal of the suit; nor shall the publication of notices for foreclosure preclude the prosecution of a later suit thereon. No failure or delay on the part of the Beneficiary in exercising any right, power or remedy under this deed of trust shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies provided in this deed of trust are cumulative and not exclusive of any remedies provided by law. No amendment, modification, termination or waiver of any provisions of this deed of trust, nor consent to any departure by the Mortgagor therefrom, shall be effective unless the same shall be in writing and signed by an executive officer of the Beneficiary, and then such waiver or consent shall be effective only in this specific instance and for the specific purpose for which given. No notice to, or demand on, the Mortgagor in any case shall entitle the Mortgagor to any other or further notice or demand in similar or other circumstances.

                  19. Landlord-Tenant Relationship. Any sale of the Property under this deed of trust shall, without further notice, create the relationship of landlord and tenant at sufferance between the purchaser and the Mortgagor.

                  20. Enforceability. If any provision of this deed of trust is now or at any time hereafter becomes invalid or unenforceable, the other provisions hereof shall remain in full force and effect, and the remaining provisions hereof shall be construed in favor of the Beneficiary to effectuate the provisions hereof.

                  21. Application of Payments. If the lien, assignment or security interest created by this deed of trust is invalid or unenforceable as to any part of the Debt or is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the Debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Debt, and all payments made on the Debt, whether voluntary or under foreclosure or other enforcement action or procedures, shall be considered to have been first paid on, and applied to, the full payment of that portion of the Debt which is not secured or not fully secured by said lien, assignment or security interest created hereby.

                  22. Meaning of Particular Terms. Whenever used, the singular number shall include the plural and the plural the singular, and pronouns of one gender shall include all genders; and the words "Mortgagor", "Trustee" and "Beneficiary" shall include their respective successors and assigns. Plural or singular words used herein to designate the undersigned shall be construed to refer to the maker or makers of this instrument, whether one or more natural persons, corporations, associations, partnerships or other entities.

                  23. Advances by the Beneficiary. If the Mortgagor shall fail to comply with the provisions hereof with respect to the securing of insurance, the payment of Liens, the keeping of the Property in repair, the performance of the Mortgagor's obligations under any Lease, the payment of any prior deeds of trust, or the performance of any other term or covenant herein contained, the Beneficiary may (but shall not be required to) make advances to perform the same, and where necessary enter the Property for the purpose of performing any such term or covenant. The Mortgagor agrees to repay all such sums advanced upon demand, with interest from the date such advances are made, at the rate provided for in the Note, or the highest rate permitted by law, whichever shall be less, and all sums so advanced with interest shall be a part of the Debt and shall be secured hereby. The making of any such advances shall not be construed as a waiver by the Beneficiary of any Event of Default resulting from the Mortgagor's failure to pay the amounts paid.

                  24. Release or Extension by the Beneficiary. The Beneficiary, without notice to the Mortgagor and without in any way affecting the rights of the Beneficiary hereunder as to any part of the Property not expressly released, may release any part of the Property or any person liable for any of the Debt and may agree with any party with an interest in the Property to extend the time for payment of all or any part of the Debt or to waive the prompt and full performance of any term, condition or covenant of the Note, this deed of trust or any other instrument evidencing or securing the Debt.

                  25. Partial Payments. Acceptance by the Beneficiary of any payment of less than the full amount due on the Debt shall be deemed acceptance on account only, and the failure of the Mortgagor to pay the entire amount then due shall be and continue to constitute an Event of Default, and at any time thereafter and until the entire amount due on the Debt has been paid, the Beneficiary shall be entitled to exercise all rights conferred on it by the terms of this deed of trust in case of the occurrence of an Event of Default.

                  26. Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be delivered to the applicable party in accordance with the notice provision set forth in Section
7.01 of the Loan Agreement.

                  27. Titles. All section, paragraph, subparagraph or other titles contained in this deed of trust are for reference purposes only, and this deed of trust shall be construed without reference to said titles.

                  28. Substitution of Trustee. If the individual herein named as Trustee shall die, become incapable of acting, renounce his trust, or should Beneficiary, its successors or assigns, for any reason desire to substitute the Trustee herein named (or substitute for any of his successors), then the Beneficiary, its successors or assigns shall have the right to appoint successor Trustee(s) by instrument in writing, duly acknowledged so as to entitle the same to record in this State, and the individual or individuals named as new Trustee, immediately upon recordation of the written substitution of trustee instrument in the Mecklenburg County Public Registry, shall become successor to the title to the said property, and said successor(s) shall become vested with the title in trust for the uses and purposes herein conferred on Trustee in the same manner and with the same effect as though said individual(s) were named herein as Trustee.

                  IN TESTIMONY WHEREOF, the undersigned has caused this instrument to be executed by its sole general partner and its seal affixed as of this the day and year first above written.



                                    ROBERTS PROPERTIES RESIDENTIAL, L.P.,
                                    a Georgia limited partnership authorized to do business in North Carolina as Roberts Properties Residential, Limited Partnership

                                    By: Roberts Realty Investors, Inc., a
                                        Georgia corporation, sole general
                                        partner

                                        By: /s/ Charles R. Elliott
                                           -------------------------------------
                                           Charles R. Elliott, Secretary and
                                           Treasurer

STATE OF GEORGIA  )

FULTON COUNTY     )

         I, the undersigned, a Notary Public, do hereby certify that Charles R. Elliott personally appeared before me this day and who being by me first duly sworn, acknowledged the due execution of the foregoing instrument as Secretary and Treasurer of Roberts Realty Investors, Inc., the sole general partner of Roberts Properties Residential, L.P., a Georgia limited partnership authorized to do business in North Carolina as Roberts Properties Residential, Limited Partnership, and that the foregoing instrument was signed and sealed by him, on behalf of said corporation all by authority duly given and additionally, he acknowledged the foregoing instrument to be the act and deed of the corporation, acting in its capacity as sole general partner of said limited partnership.

         Witness my hand and notarial seal this 19th day of February, 2002.



                                       /s/ Abigail M. Carmichael
                                       -----------------------------------------
                                       Notary Public

AFFIX SEAL

[SEAL]

My commission expires: June 17, 2005

                                    Exhibit A

                               [Legal Description]

The land, referred to in this Commitment is located in Mecklenburg County, State of North Carolina, and more particularly described as follows:

Being all of the 23.757 acre tract designated as Parcel E on the plat recorded in Map Book 29, Page 305 of the Mecklenburg County Public Registry.

TOGETHER WITH a non-exclusive right, title and interest in and to the easements appurtenant to the above described tract described in that certain Reciprocal Easement Agreement dated June 22, 1998 among Bissell Ballantyne, LLC, CMH-DWH Ballantyne, LLC, MRI Ballantyne Limited Partnership and Roberts Properties Residential, L.P., recorded in Book 9747, Page 862, Mecklenburg County Registry.

ALSO TOGETHER WITH the non-exclusive right, title and interest in and to the easement appurtenant to the above described tract described in (1) ARTICLE II "Property Rights" of the Declaration of Covenants, Conditions and Restrictions for Ballantyne recorded in Book 7524, Page I, Mecklenburg County Registry, and
(2) ARTICLE III "Property Rights" of the Declaration of Covenants, Conditions and Restrictions for Ballantyne Commons recorded in Book 9747, Page 777, Mecklenburg County Registry.

                                    EXHIBIT B
                                       TO
                        DEED OF TRUST, SECURITY AGREEMENT
                       AND ASSIGNMENT OF RENTS AND LEASES

                             [Permitted Exceptions]

1. The lien of all taxes for the year 2002 and thereafter, which are not yet due and payable.

2. Declaration of Covenants, Conditions and Restrictions for Ballantyne recorded in Book 7524, Page 1; modified in Book 8394, Page 699; amended in Book 8608, Page 809; and supplemented in Book 9845, Page 292, Mecklenburg County Registry.

3. Easement to Duke Power Company recorded in Book 938, Page 227, Mecklenburg County Registry.

4. Sewer/Water easements recorded in Book 8113, Page 294; Book 8323, Page 116 and Book 8770, Page 931, Mecklenburg County Registry.

5. Grant of Easement to First-Citizens Bank & Trust Company recorded in Book 8720, Page 920, Mecklenburg County Registry.

6. Easement to NCDOT recorded in Book 7456, page 696 and right-of-way deed recorded in Book 7456, Page 699, Mecklenburg County Registry.

7. Reciprocal Easement Agreement recorded in Book 9747, Page 862, Mecklenburg County Registry.

8. Restrictive Covenant recorded in Book 9747, Page 891, Mecklenburg County Registry.

9. Declaration of Covenants, Conditions and Restrictions for Ballantyne Commons recorded in Book 9747, Page 777, Mecklenburg County Registry.

10. Building restriction lines, easements and any other facts as shown on Map or Plat recorded in Map Book 29, Page 305, Mecklenburg County Registry.

11. Easement to BellSouth Telecommunications, Inc. recorded in Book 11695, Page 23, Mecklenburg County Registry.

12. Easement to City of Charlotte recorded in Book 12316, page 365, Mecklenburg County Registry.

13. Abandonment of Easement recorded in Book 10201, Page 637, Mecklenburg County Registry.